UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

SPINNAKER EXPLORATION COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPINNAKER EXPLORATION COMPANY

Houston, Texas

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 4, 2005

To the Stockholders:

The 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Spinnaker Exploration Company will be held on Wednesday, May 4, 2005, at 9:00 a.m., local time, at the DoubleTree Hotel at Allen Center, 400 Dallas Street at Bagby, Houston, Texas, for the following purposes:

(1)	To elect seven directors to serve until the 2006 Annual Meeting of Stockholders;

(2)	To approve the Spinnaker Exploration Company 2005 Stock Incentive Plan;

(3)	To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005; and

(4)	To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

The close of business on March 11, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors

Robert M. Snell Secretary

March 31, 2005

SPINNAKER EXPLORATION COMPANY

1200 Smith Street, Suite 800

Houston, Texas 77002

(713) 759-1770

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of Spinnaker Exploration Company for use at the Annual Meeting to be held on Wednesday, May 4, 2005, at 9:00 a.m., local time, at the DoubleTree Hotel at Allen Center, 400 Dallas Street at Bagby, Houston, Texas or at any adjournment(s) thereof. In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “Spinnaker” or the “Company,” we are describing Spinnaker Exploration Company.

The solicitation of proxies by our Board of Directors will be conducted primarily by mail. In addition, our officers, directors and employees may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. We will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding our proxy material to beneficial owners of our common stock. We have retained Georgeson Shareholder Communications Inc. (“Georgeson”) to assist in the solicitation of proxies from our stockholders, and we will pay Georgeson a fee of approximately $13,500, plus their out-of-pocket expenses. This proxy statement and the form of proxy were first mailed to our stockholders on or about March 31, 2005.

The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) execution and submission of a revised proxy, (b) submitting written notice to our Secretary before the meeting that you have revoked your proxy or (c) voting in person at the Annual Meeting, provided you have a valid proxy to do so if you are not the record holder of the shares of common stock. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

At the close of business on March 11, 2005, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were 33,949,327 outstanding shares of our common stock. Each stockholder is entitled to one vote for each share of common stock. The common stock is our only class of outstanding securities entitled to notice of and to vote at the Annual Meeting. In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present.

Our annual report to stockholders for the year ended December 31, 2004, including financial statements, is being mailed with the enclosed proxy to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

ELECTION OF DIRECTORS

(Proposal One)

Seven directors are to be elected to our Board of Directors at the Annual Meeting. The nominees for election as directors are Roger L. Jarvis, Howard H. Newman, Jeffrey A. Harris, Michael E. McMahon, Sheldon R. Erikson, Michael E. Wiley and Walter R. Arnheim. If elected, each director will serve until our 2006 Annual Meeting of Stockholders and until his successor shall have been elected and qualified. Each of the nominees for director currently serves as a director of the Company. Stockholder nominations will not be accepted for filling seats on our Board of Directors at the Annual Meeting because our bylaws require advance notice for such a nomination, the time for which has passed. All of the directors are required to stand for election at the Annual Meeting because directors hold annual terms. The affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to elect a director. Accordingly, because “broker non-votes” are not counted in determining the total number of votes cast on this proposal, broker non-votes will not affect the outcome of the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES.

The following table sets forth information as to each nominee regarding their name, age as of March 11, 2005, principal occupation, other directorships in certain companies held by them and the length of their continuous service as a director of the Company.

Nominees	Principal Occupation and Directorships	Director Since	Age
Roger L. Jarvis	Chairman of the Board, President and Chief Executive Officer of the Company; Director, National Oilwell Varco, Inc. and Bill Barrett Corporation	1996	51

Howard H. Newman	Member and Vice Chairman, Warburg Pincus LLC; Partner, Warburg Pincus & Co.; Director, ADVO, Inc., Cox Insurance Holdings, Plc, Encore Acquisition Company and Newfield Exploration Company	1996	57

Jeffrey A. Harris	Member and Managing Director, Warburg Pincus LLC; Partner, Warburg Pincus & Co.; Director, Bill Barrett Corporation, Knoll, Inc. and Proxim Corporation	1996	49

Michael E. McMahon	Executive Director, Rhode Island Economic Development Corporation; Executive Counselor to the Governor of the State of Rhode Island and Providence Plantations on Economic and Community Development	1999	57

Sheldon R. Erikson	Chairman of the Board, President and Chief Executive Officer, Cooper Cameron Corporation; Director, National Petroleum Council, American Petroleum Institute and Petroleum Equipment Suppliers Association	2000	63

Michael E. Wiley	Private investor; Director, Bill Barrett Corporation and Tesoro Corporation and a member of the National Petroleum Council	2001	54

Walter R. Arnheim	Private investor	2004	60

Each of the nominees has been engaged in the principal occupation set forth opposite his name for the past five years except Messrs. McMahon, Wiley and Arnheim. Mr. McMahon was a Partner with RockPort Partners LLC from July 1998 to December 2002. Mr. Wiley was Chairman of the Board and Chief Executive Officer of Baker Hughes Incorporated from August 2000 to October 2004 and also served as President of Baker Hughes Incorporated from August 2000 to February 2004. Mr. Wiley was President and Chief Operating Officer of Atlantic Richfield Company (ARCO) from 1998 to May 2000. Mr. Arnheim served as Executive Director of the Washington National Opera from 2000 to 2002 and as Treasurer of Mobil Corporation from 1995 to 2000.

Directors’ Meetings and Committees of the Board of Directors

The Board of Directors held four meetings during 2004 and executed two unanimous consents in lieu of meetings. Messrs. Jarvis, Harris, McMahon, Erikson and Wiley attended the 2004 Annual Meeting of Stockholders. During 2004, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that such director served as a director and (ii) the total number of meetings held by each committee of the Board of Directors on which such director served during the period that such director so served. In February 2005, the Board of Directors re-elected Mr. Newman to serve as the presiding director over the meetings of the non-management directors.

The Board of Directors has determined that Messrs. Newman, Harris, McMahon, Erikson, Wiley and Arnheim are “independent” as that term is defined by the rules of the New York Stock Exchange. In making this determination, the Board of Directors considered transactions and relationships between each director or his immediate family and Spinnaker and its subsidiaries, including those reported under “Transactions with Management and Others.” The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. The Board of Directors concluded that any such relationships and transactions were not material and that any such transactions were at arm’s-length. As a result of this review, the Board of Directors affirmatively determined based on its understanding of such transactions and relationships that all of the directors nominated for election at the Annual Meeting are independent of the Company under the standards set forth by the New York Stock Exchange, with the exception of Mr. Jarvis.

The Board of Directors has the following standing committees:

Audit Committee.    The Audit Committee, which consists of Messrs. McMahon, Wiley and Arnheim, met eight times during 2004. Mr. McMahon serves as Chairman of the Audit Committee. Mr. Erikson also served on the Audit Committee from May 5, 2004 through August 3, 2004, the date Mr. Arnheim was elected to the Board of Directors and appointed to the Audit Committee. The Board of Directors has made the following determinations related to the Audit Committee:

•	Messrs. McMahon, Wiley and Arnheim satisfy the independence requirements as defined by the New York Stock Exchange listing standards and as set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

•	Each member of the Audit Committee is “financially literate” as the Board of Directors, in its business judgment, interprets such qualification.

•	Mr. McMahon qualifies as an “audit committee financial expert” based on the definition and additional expertise factors outlined by the Securities and Exchange Commission (“Commission”). Mr. McMahon acquired the attributes to qualify as an “audit committee financial expert” through his experience in investment banking as a Managing Director with Chase Securities, Inc. and Lehman Brothers, where he had extensive exposure to and obtained a working knowledge of generally accepted accounting principles and financial statements.

The Audit Committee Charter is available on our website at www.spinnakerexploration.com or in print to any stockholder who requests it. The Audit Committee has performed an annual review and assessment of its charter and determined that no amendments are necessary.

The Audit Committee is primarily responsible for:

•	selecting and engaging our independent auditors;

•	overseeing the quality and integrity of the financial statements and other financial information we provide to any governmental body or the public;

•	overseeing our compliance with legal and regulatory requirements;

•	overseeing the independent auditor’s qualifications and independence;

•	overseeing the performance of our internal audit function and independent auditors;

•	overseeing our systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established;

•	providing an open avenue of communication among the independent auditors, financial and senior management, the internal auditor and the Board of Directors, always emphasizing that the independent auditors are accountable to the Audit Committee;

•	overseeing the receipt, retention and treatment of complaints regarding our accounting, internal accounting controls and other accounting matters; and

•	such other duties as are directed by the Board of Directors.

Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee (“Governance Committee”), which consists of Messrs. Erikson and Newman, met three times during 2004 and executed one unanimous consent in lieu of a meeting. Mr. Erikson is the Chairman of the Governance Committee. The Board of Directors has determined that Messrs. Erikson and Newman satisfy the independence requirements as defined by the listing standards of the New York Stock Exchange.

The Governance Committee Charter is available on our website at www.spinnakerexploration.com or in print to any stockholder who requests it. The Governance Committee has performed an annual review and assessment of its charter and determined that no amendments are necessary. The Board of Directors has adopted Corporate Governance Guidelines that are available on our website at www.spinnakerexploration.com or in print to any stockholder who requests it.

The Governance Committee is responsible for:

•	identifying individuals qualified to become members of the Board of Directors and recommending to the Board of Directors a slate of director nominees for election at the next annual meeting of stockholders or for appointment to fill vacancies on the Board of Directors;

•	recommending to the Board of Directors director nominees for each committee of the Board of Directors;

•	advising the Board of Directors about appropriate composition of the Board of Directors and its committees;

•	advising the Board of Directors about and recommending to the Board of Directors appropriate corporate governance practices and assisting the Board of Directors in implementing those practices;

•	leading the Board of Directors’ annual review of the performance of the Board of Directors and its committees; and

•	performing such other functions as the Board of Directors may assign to the committee from time to time.

Qualification and Nomination of Director Candidates.    The Governance Committee has the responsibility under its charter to recommend nominees for election as directors to the Board of Directors. In considering candidates for the Board of Directors, the Governance Committee considers the entirety of each candidate’s credentials. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of the Board of Directors may vary in light of its composition and the Governance Committee’s perceptions about future issues and needs. However, while the Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, it may consider, among other factors, whether prospective nominees have relevant business and financial experience, have industry or other specialized expertise and have high moral character.

The Governance Committee may consider candidates for the Board of Directors from any reasonable source, including from a search firm engaged by the Governance Committee or stockholder recommendations provided the procedures set forth below are followed. The Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate is recommended by a stockholder. However, in evaluating a candidate’s relevant business experience, the Governance Committee may consider previous experience as a member of a board of directors.

Recommendation of Director Candidates by Stockholders.    Stockholders or a group of stockholders may recommend potential candidates for consideration by the Governance Committee by sending a written request to our Corporate Secretary at our principal executive offices at 1200 Smith Street, Suite 800, Houston, Texas 77002 not later than the 120th calendar day before that date which is the first anniversary of the date we released the proxy statement to security holders in connection with the preceding year’s annual meeting. The written request must include the candidate’s name, contact information, biographical information and qualifications. The request must also include the potential candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if nominated and elected. The stockholder or group of stockholders making the recommendation must also disclose, with the written request described above, the number of securities that the stockholder or group beneficially owns and the period of time the stockholder or group has beneficially owned the securities. Additional information may be requested from time to time by the Governance Committee from the nominee or the stockholder.

Nomination of Directors by Stockholders.    The stockholder recommendation procedures described above do not preclude a stockholder of record from making nominations of directors or making proposals at any annual stockholder meeting provided they comply with the requirements set out in our bylaws and, for their proposals to be included in the proxy, with the proxy requirements under Regulation 14A of the Exchange Act.

Under our current bylaws, stockholder nominations may be made only by a stockholder of record at the time of giving notice who is entitled to vote and delivers to us written notice not less than 90 days nor more than 120 days before that date which is the first anniversary of the preceding year’s annual meeting at our principal executive offices at 1200 Smith Street, Suite 800, Houston, Texas 77002, Attn: Corporate Secretary. If the annual meeting is advanced by more than 30 days or delayed by more than 90 days from the anniversary date of the preceding year’s annual meeting, the nomination must be delivered not earlier than the 120th day prior to the current year’s annual meeting and not later than the later of (1) the 90th day prior to the annual meeting or (2) the 10th day following the announcement of the change in the annual meeting date. Any notice of nominations for the election of directors must set forth the information concerning the stockholder giving the notice and each nominee as required by our bylaws.

Compensation Committee.    The Compensation Committee, which consists of Messrs. Harris, Erikson and Wiley, met twice during 2004 and executed two unanimous consents in lieu of meetings. Mr. Harris is the Chairman of the Compensation Committee. The Board of Directors has determined that Messrs. Harris, Erikson and Wiley satisfy the independence requirements as defined by the listing standards of the New York Stock Exchange and Rule 16b-3 under the Exchange Act.

The Compensation Committee Charter is available on our website at www.spinnakerexploration.com or in print to any stockholder who requests it. The Compensation Committee has performed an annual review and assessment of its charter and determined that no amendments are necessary.

The Compensation Committee is responsible for:

•	administering and granting awards under all equity incentive plans;

•	reviewing the compensation of the Chief Executive Officer and recommendations of the Chief Executive Officer as to appropriate compensation for the other executive officers and key personnel;

•	examining periodically our general compensation structure; and

•	supervising our welfare and pension plans and compensation plans.

Risk Management Committee.    The Risk Management Committee, which consists of Messrs. Jarvis, Harris, McMahon and Arnheim, met four times during 2004. Mr. Jarvis is the Chairman of the Risk Management Committee. The Risk Management Committee is responsible for monitoring the hedging program and adherence to the hedging policy.

Stockholder Communications with Directors

The Board of Directors desires to provide a method by which security holders may communicate with the Board of Directors, individual directors and committees of the Board of Directors. Security holders may communicate in writing with members of the Board of Directors at any time by mail addressed to our Corporate Secretary at our principal executive offices, 1200 Smith Street, Suite 800, Houston, Texas 77002. Security holders should clearly indicate on the envelope the intended recipient of the communication and that the communication is a “Security Holder Communication.”

All such communications received by the Corporate Secretary will be forwarded to the recipient designated on the envelope. The Corporate Secretary will not review or pre-screen any security holder communications. All communications designated for the Board of Directors will be forwarded to the presiding director of the Board of Directors. All communications designated to a particular committee of the Board of Directors will be forwarded to the chairman of that committee. All communications designated to a director will be forwarded to that director.

To report any issues relating to our accounting, accounting controls, financial reporting or other practices, security holders may also call the confidential hotline at 800-521-0915. All calls will remain anonymous.

These policies and procedures are not intended to alter or amend the requirements a security holder must satisfy in order to (1) present a stockholder proposal at a meeting of stockholders, (2) nominate a candidate for the Board of Directors or (3) recommend a candidate for the Board of Directors for consideration by the Governance Committee as set forth in our bylaws, the criteria and procedures regarding director nominations of the Governance Committee and/or Rule 14a-8 of the Exchange Act to the extent applicable.

Compensation of Directors

Upon appointment or election to the Board of Directors, each non-employee director who is not affiliated with Warburg Pincus Ventures, L.P. (“Warburg”), our largest stockholder, receives options to purchase 20,000 shares of our common stock under the terms of one of our equity incentive plans then in effect with an exercise price equal to the fair market value of our common stock on the date of the grant. Such options to purchase shares of our common stock vest 20% on the date of grant and 20% on each anniversary of the date of grant.

Each non-employee director who is not affiliated with Warburg selects to receive either (i) annual director fees of $24,000 payable in quarterly installments of $6,000 or (ii) an option to purchase shares of our common stock, granted on or about the date of each annual meeting of stockholders, equivalent to a payment of $24,000 using the Black-Scholes option pricing model as of the date of the grant. Such options are awarded under the terms of one of our equity incentive plans then in effect with an exercise price equal to the fair market value of our common stock on the date of the grant. Such options to purchase shares of our common stock vest 100% on the date of the grant.

Each non-employee director that is not affiliated with Warburg receives a meeting fee of $500.00. In addition, each non-employee director who also serves as a committee chairman receives an additional $500.00 for each committee meeting held outside a regular meeting of the Board of Directors. No compensation is paid for executing a unanimous consent of directors. Non-employee directors are reimbursed for out-of-pocket expenses incurred to attend Board of Directors and committee meetings.

Warburg receives one allocation of each of the aforementioned option grants and one allocation of meeting fees for the ultimate benefit of Warburg.

In 2004, the Compensation Committee granted options to our non-employee directors to purchase an aggregate of 40,400 shares of our common stock as follows:

•	3,500 options to purchase shares of common stock to each of Messrs. Harris, McMahon, Erikson and Wiley on May 5, 2004, with 100% vesting on the date of grant and an exercise price of $35.60, for annual director fees;

•	1,500 options to purchase shares of common stock to Mr. McMahon and 1,200 options to purchase shares of common stock to each of Messrs. Harris and Erikson on May 5, 2004, with 100% vesting on the date of grant and an exercise price of $35.60, for serving as chairman of the Audit, Compensation and Governance Committees, respectively;

•	20,000 options to purchase shares of common stock to Mr. Arnheim on August 9, 2004, with 20% vesting on the date of grant and 20% vesting on each anniversary of the date of grant and an exercise price of $32.51, in connection with his appointment to the Board of Directors; and

•	2,500 options to purchase shares of common stock to Mr. Arnheim on August 9, 2004, with 100% vesting on the date of grant and an exercise price of $34.14, for annual director fees.

We made payments of $3,000, $8,000, $3,500, $6,000 and $1,500 to Messrs. Harris, McMahon, Erikson, Wiley and Arnheim for meeting fees in 2004.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, unless otherwise indicated, as of March 11, 2005, regarding beneficial ownership of common stock by (i) each person known by us to own beneficially 5% or more of our outstanding common stock, (ii) our Chief Executive Officer and each of our other four most highly compensated executive officers, (iii) each director and (iv) all executive officers and directors as a group.

	Beneficial Ownership(5)
Name of Beneficial Owner	Shares(6)	Percent
Warburg Pincus Ventures, L.P. (1) (2)	6,800,585	20.0%
Capital Research and Management Company (3)	2,600,000	7.7
Dimensional Fund Advisors Inc. (4)	2,259,700	6.7
Roger L. Jarvis	1,388,362	3.9
Scott A. Griffiths	158,761	*
Robert M. Snell	293,438	*
L. Scott Broussard	160,280	*
Jeffrey C. Zaruba	73,072	*
Howard H. Newman (2)	6,811,185	20.1
Jeffrey A. Harris (2)	6,831,085	20.1
Michael E. McMahon	65,330	*
Sheldon R. Erikson	43,200	*
Michael E. Wiley	40,200	*
Walter R. Arnheim	6,500	*
Executive officers and directors as a group (consisting of 15 persons) (2)	9,512,675	26.1

*	Represents beneficial ownership of less than 1%.

(1)	The stockholder is Warburg. Warburg Pincus & Co. (“WP”) is the sole general partner of Warburg. Warburg is managed by Warburg Pincus LLC (“WP LLC”). The address of Warburg, WP and WP LLC (collectively, the “Warburg Pincus Entities”) is 466 Lexington Avenue, New York, NY 10017.

(2)	Messrs. Newman and Harris are directors of Spinnaker and partners of WP. Mr. Newman is a member and Vice Chairman of WP LLC. Mr. Harris is a member and managing director of WP LLC. Of the total shares indicated as beneficially owned by Messrs. Newman and Harris, 6,800,585 shares are included because of their affiliation with the Warburg Pincus Entities. Messrs. Newman and Harris disclaim beneficial ownership of all shares owned by the Warburg Pincus Entities. Their address is c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, NY 10017. See Note 1.

(3)	The stockholder is Capital Research and Management Company (“CRMC”). The address of CRMC is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. According to a Schedule 13G dated February 9, 2005 and filed with the Commission on February 14, 2005, CRMC and SMALLCAP World Fund, Inc. (“SCWF”) agreed to file a joint statement on Schedule 13G under the Exchange Act in connection with their beneficial ownership of common stock. CRMC, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to be the beneficial owner of 2,600,000 shares as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. CRMC has sole dispositive power of the shares and disclaims beneficial ownership of such securities pursuant to Rule 13d-4 of the Exchange Act. SCWF, an investment company registered under the Investment Company Act of 1940, which is advised by CRMC, is the beneficial owner of 2,200,000 shares and has sole voting power of such shares.

(4)

The stockholder is Dimensional Fund Advisors Inc. (“Dimensional”). The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. According to a Schedule 13G/A dated and filed with the Commission on February 9, 2005, Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are hereafter referred to as the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities that are owned by the Funds and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the Schedule 13G/A shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G/A for any other purposes than Section 13(d) of the Exchange Act.

(5)	Pursuant to the rules and regulations promulgated under the Exchange Act, shares are deemed to be “beneficially owned” by a person if he directly or indirectly has or shares the power to vote or dispose of such shares, whether or not he has any pecuniary interest in such shares, or if he has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire such power through the exercise of any option, warrant or right. The shares beneficially owned by our executive officers and directors noted above include the following shares that may be acquired by such persons within 60 days through the exercise of stock options:

Name of Beneficial Owner	Shares
Roger L. Jarvis	1,278,029
Scott A. Griffiths	158,000
Robert M. Snell	292,000
L. Scott Broussard	157,100
Jeffrey C. Zaruba	72,000
Howard H. Newman	10,600
Jeffrey A. Harris	30,500
Michael E. McMahon	44,500
Sheldon R. Erikson	26,600
Michael E. Wiley	38,200
Walter R. Arnheim	6,500
Executive officers and directors as a group (consisting of 15 persons)	2,538,343

(6)	The persons listed have the sole power to vote and dispose of the shares beneficially owned by them except as otherwise indicated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership concerning the common stock with the Commission and to furnish us with copies of all Section 16(a) forms they file. We believe that all filings required to be made under Section 16(a) during 2004 were timely made.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers as of March 11, 2005. Our executive officers serve at the discretion of the Board of Directors.

Name	Age	Position
Roger L. Jarvis	51	Chairman of the Board, President and Chief Executive Officer
Scott A. Griffiths	50	Executive Vice President and Chief Operating Officer
Robert M. Snell	49	Vice President, Chief Financial Officer and Secretary
L. Scott Broussard	47	Vice President—Drilling and Production
Kelly M. Barnes	51	Vice President—Land
Jimmy W. Bennett	58	Vice President—Systems Technology and Processing
Gonzalo Enciso	54	Vice President and Chief Geoscientist
William N. Young, III	51	Vice President—Marketing
Jeffrey C. Zaruba	40	Vice President, Treasurer and Assistant Secretary

Roger L. Jarvis has served as our President, Chief Executive Officer and Director since December 1996 and as our Chairman of the Board since 1998. From 1986 to 1994, Mr. Jarvis served in various capacities with King Ranch Inc. and its subsidiary, King Ranch Oil and Gas, Inc., including Chief Executive Officer, President and Director of King Ranch Inc. and Chief Executive Officer and President of King Ranch Oil and Gas, Inc., where he expanded its activities in the Gulf of Mexico. Mr. Jarvis is a director of National Oilwell Varco, Inc. and Bill Barrett Corporation.

Scott A. Griffiths has served as our Executive Vice President and Chief Operating Officer since May 2003. From 2002 to 2003, Mr. Griffiths served as Senior Vice President, Worldwide Exploration for Ocean Energy, Inc. (“Ocean”). Mr. Griffiths joined Ocean from Seagull Energy Corporation (“Seagull”) following their merger in 1999. At Seagull, Mr. Griffiths served as Vice President, Domestic Exploration. Mr. Griffiths joined Seagull when the company acquired Global Natural Resources Corporation in 1996 where he served in a variety of roles, including Chief Geologist and Exploration Manager. Mr. Griffiths is a director of Copano Energy, L.L.C.

Robert M. Snell has served as our Vice President, Chief Financial Officer and Secretary since December 2000. From 1983 to 2000, Mr. Snell served in various capacities with Bank of America and its predecessors, most recently as a Managing Director of Banc of America Securities LLC, focused on the energy sector.

L. Scott Broussard has served as our Vice President—Drilling and Production since August 1999 after joining Spinnaker as Operations Manager in 1998. From 1994 to 1998, Mr. Broussard served as Vice President and co-owner of HTK Consultants, Inc., an engineering consulting firm.

Kelly M. Barnes has served as our Vice President—Land since December 1996. From 1992 to 1996, Mr. Barnes served as Vice President—Land and Assistant Corporate Secretary of Global Natural Resources Corporation and its affiliated corporations, which was acquired by Seagull in 1996.

Jimmy W. Bennett has served as our Vice President—Systems Technology and Processing since May 2000. From 1997 to 2000, Mr. Bennett served as our Systems Manager. From 1991 to 1997, Mr. Bennett served as Systems Manager for King Ranch Oil and Gas, Inc.

Gonzalo Enciso has served as our Vice President and Chief Geoscientist since November 2003. From March 2002 to October 2003, Mr. Enciso served as Chief Geologist of Ocean, and following the Ocean merger with Devon Energy Corporation (“Devon”), Mr. Enciso continued in that position for Devon. From 1999 to 2002, Mr. Enciso served as Chief Geologist for the International Division of Ocean. Mr. Enciso came to Ocean when it acquired Seagull in 1999, where he served as Director of New Ventures.

William N. Young, III has served as our Vice President—Marketing since August 2003 after joining Spinnaker in May 2003 as Director—Oil & Gas Marketing. From 1998 through May 2003, Mr. Young provided oil and gas marketing and consulting services for Spinnaker.

Jeffrey C. Zaruba has served as our Vice President, Treasurer and Assistant Secretary since May 2001 after joining Spinnaker as Treasurer in August 1999. From 1992 to 1999, Mr. Zaruba served as Assistant Controller and held various financial and tax reporting positions with Cliffs Drilling Company, which merged with R&B Falcon Corporation in 1998.

Employment Agreements

Mr. Jarvis entered into an employment agreement with Spinnaker effective December 20, 1996. The agreement provides that Mr. Jarvis will receive a minimum annual base salary equal to $250,000 or such amount as the Board of Directors may, in its sole discretion, determine from time to time. Under the agreement, Mr. Jarvis also may receive bonuses, at the discretion of the Board of Directors, and will be allowed to participate in all benefit plans offered by Spinnaker to similarly situated employees. Either the Board of Directors or Mr. Jarvis can terminate the employment agreement at any time. The initial term of the employment agreement ended on December 31, 2000. Under the terms of the agreement, it automatically became a year-to-year employment agreement. As a result, if his employment is not terminated before December 15, 2005, or on each December 15 thereafter, the term of the agreement will automatically be extended for one additional year. In addition, if any payment or distribution by Spinnaker or our affiliates to Mr. Jarvis is subject to Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), we are required to compensate him for the amount of any excise tax imposed on any payments or distributions pursuant to Section 4999 of the Code and for any taxes imposed on that additional payment. Section 4999 of the Code addresses additional taxes payable in the event of a change in control of Spinnaker.

Mr. Barnes entered into an employment agreement with Spinnaker effective December 20, 1996. The agreement provides that Mr. Barnes will receive a minimum annual base salary equal to $110,000 or such amount as the Board of Directors may, in its sole discretion, determine from time to time. Under the agreement, Mr. Barnes also may receive bonuses, at the discretion of the Board of Directors, and will be allowed to participate in all benefit plans offered by Spinnaker to similarly situated employees. Either the Board of Directors or Mr. Barnes can terminate the employment agreement at any time. The initial term of the employment agreement ended on December 31, 1998. Under the terms of the agreement, it automatically became a year-to-year employment agreement. As a result, if his employment is not terminated before December 15, 2005, or on each December 15 thereafter, the term of the agreement will automatically be extended for one additional year.

EXECUTIVE COMPENSATION

The following table sets forth certain information for the years ended December 31, 2004, 2003 and 2002 with respect to the compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers in 2004 (collectively, the “named executive officers”).

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards	All Other Compensation(2)
				Securities Underlying Options
Name and Principal Position	Year	Salary	Bonus(1)
Roger L. Jarvis	2004	$457,219	$161,000	40,000	$16,750
Chairman of the Board,	2003	436,156	300,000	100,000	12,750
President and Chief Executive Officer	2002	417,188	55,000	—	11,750

Scott A. Griffiths (3)	2004	$333,531	$117,000	20,000	$16,750
Executive Vice President and	2003	213,958	90,000	250,000	6,302
Chief Operating Officer	2002	—	—	—	—

Robert M. Snell	2004	$260,165	$128,000	20,000	$13,750
Vice President, Chief Financial	2003	248,352	150,000	30,000	12,750
Officer and Secretary	2002	239,250	36,000	20,000	11,750

L. Scott Broussard	2004	$220,313	$90,000	20,000	$13,750
Vice President—Drilling	2003	210,309	125,000	30,000	12,750
and Production	2002	202,601	30,000	20,000	11,750

Jeffrey C. Zaruba	2004	$165,418	$107,000	20,000	$10,675
Vice President, Treasurer and	2003	156,594	90,000	25,000	10,146
Assistant Secretary	2002	150,247	30,000	10,000	9,765

(1)	Represents annual bonus earned for the fiscal year noted, even if such bonus was paid in the following year.

(2)	“All Other Compensation” includes amounts contributed or accrued by Spinnaker in connection with the Company’s match of elective deferrals of the named executive officer under the Spinnaker Exploration Company 401(k) Retirement Savings Plan (“401(k) Plan”) and the dollar value of insurance premiums paid by Spinnaker with respect to term life insurance for the benefit of the named executive officer.

(3)	Mr. Griffiths joined Spinnaker on May 6, 2003.

Stock Options Granted in 2004

	Individual Grants
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in 2004(2)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms(3)
Name					5%	10%
Roger L. Jarvis	40,000	6.9%	$37.08	February 13, 2009	$409,781	$905,508
Scott A. Griffiths	20,000	3.4%	37.08	February 13, 2009	204,890	452,754
Robert M. Snell	20,000	3.4%	37.08	February 13, 2009	204,890	452,754
L. Scott Broussard	20,000	3.4%	37.08	February 13, 2009	204,890	452,754
Jeffrey C. Zaruba	20,000	3.4%	37.08	February 13, 2009	204,890	452,754

(1)	Options vest 20% on the grant date and 20% on each anniversary of the grant date.

(2)	The Board of Directors granted options to purchase 582,150 shares of our common stock in 2004.

(3)	Calculated based upon the indicated rates of appreciation, compounded annually, from the date of grant to the end of each option term. Actual gains, if any, on stock option exercises and common stock holdings are dependent upon the future performance of our common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved. The calculation does not take into account the effects, if any, of provisions of our option plans governing termination of options upon employment termination, transferability or vesting.

Stock Option Exercises and Fiscal Year-End Values

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Roger L. Jarvis	—	$—	1,210,029	132,000	$23,473,499	$730,800
Scott A. Griffiths	—	—	104,000	166,000	1,272,500	1,908,750
Robert M. Snell	—	—	278,000	42,000	2,194,910	219,240
L. Scott Broussard	21,998	486,501	131,100	54,000	1,267,767	219,240
Jeffrey C. Zaruba	—	—	57,500	38,500	576,258	182,700

(1)	The value realized upon exercise of a stock option is equal to the difference between the price of our common stock as reported by the New York Stock Exchange on the date of exercise and the exercise price of the stock option multiplied by the number of shares acquired.

(2)	The value of each unexercised in-the-money stock option is equal to the difference between the closing price of our common stock as reported by the New York Stock Exchange on December 31, 2004 of $35.07 per share and the exercise price of the stock option.

Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action

At December 31, 2004, officers, directors and employees had been granted options to purchase our common stock under stock plans adopted in 1998, 1999, 2000, 2001 and 2003. The following table provides information related to our current equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	4,921,099	$25.55	105,648	(1)
Equity compensation plans not approved by security holders	441,744	$31.08	53,090

Total	5,362,843	$26.00	158,738

(1)	Securities remaining available for future issuance under equity compensation plans include 21,173 shares under the Spinnaker Exploration Company 1999 Stock Incentive Plan and 59,625 shares under the Spinnaker Exploration Company 2001 Stock Incentive Plan that may be issued upon exercise of options or in connection with restricted stock awards.

The Spinnaker Exploration Company 2000 Stock Option Plan (the “2000 Plan”) was adopted by the Board of Directors without the approval of our stockholders in order for us to grant options to purchase common stock as a material inducement to certain persons who were not previously employed by Spinnaker to commence employment with us. The number of shares of our common stock that may be issued under the 2000 Plan may not exceed 500,000 shares. The purchase price of any common stock pursuant to any options granted under the 2000 Plan may not be less than 80% of the fair market value of our common stock on the date the option is granted, subject to certain limited exceptions. The options expire after ten years. We have not granted nor do we intend to grant any options under the 2000 Plan at a price below the fair market value of our common stock on the date of grant.

Transactions with Management and Others

We purchase oilfield goods, equipment and services from Baker Hughes Incorporated (“Baker Hughes”), Cooper Cameron Corporation (“Cooper Cameron”), National Oilwell Varco, Inc., formerly National-Oilwell, Inc. (“National Oilwell”) and other oilfield services companies in the ordinary course of business. We incurred charges of approximately $13.5 million in 2004 from affiliates of Baker Hughes. Mr. Wiley, a director of Spinnaker, served as Chairman of the Board and Chief Executive Officer of Baker Hughes through October 25, 2004. We incurred charges of approximately $0.1 million in 2004 from Cooper Cameron. Mr. Erikson, a director of Spinnaker, serves as Chairman of the Board, President and Chief Executive Officer of Cooper Cameron. We incurred charges of approximately $0.1 million in 2004 from National Oilwell. Mr. Jarvis, Chairman of the Board, President and Chief Executive Officer of Spinnaker, serves as a director of National Oilwell. These amounts represent less than 1% of Baker Hughes’, Cooper Cameron’s and National Oilwell’s total revenues in 2004 and only reflect charges directly incurred by us. Our partners may incur charges from these related parties that are not included above.

We believe that these transactions are at arm’s-length and the charges we pay for such goods, equipment and services are competitive with the charges and fees of other companies providing oilfield goods, equipment and services to the oil and gas exploration and production industry. Each of these companies is a leader in their respective segments of the oilfield services sector. We could be at a disadvantage if we were to discontinue using these companies as vendors.

In the ordinary course of business, we partner with other exploration and production companies in oil and gas operations. Beginning in 2003, we partnered with Gryphon Exploration Company (“Gryphon”) in connection with certain oil and gas operations in which either we or Gryphon was the operator. We made payments to Gryphon of approximately $34,000 in 2004 for our proportionate share of the costs incurred in connection with joint operations where Gryphon is the operator. We received payments from Gryphon of approximately $2.9 million in 2004 for Gryphon’s proportionate share of the costs incurred in connection with joint operations where we are the operator. An affiliate of Warburg is a controlling shareholder of Gryphon. We believe that all negotiations associated with these operations were conducted at arm’s-length and in the ordinary course of business. We may, in the ordinary course of business, partner with Gryphon or other companies in which Warburg or an affiliate of Warburg holds an interest in connection with other oil and gas operations in the future.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Messrs. Harris, Erikson and Wiley in 2004. None of the members of the Compensation Committee served as an officer or employee of Spinnaker, and none was formerly an officer of Spinnaker or any of our subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

We incurred charges of approximately $13.5 million in 2004 from affiliates of Baker Hughes. Mr. Wiley, a director of Spinnaker, served as Chairman of the Board and Chief Executive Officer of Baker Hughes through October 25, 2004. We incurred charges of approximately $0.1 million in 2004 from Cooper Cameron. Mr. Erikson, a director of Spinnaker, serves as Chairman of the Board, President and Chief Executive Officer of Cooper Cameron. We purchase oilfield goods, equipment and services in the ordinary course of business. We believe that these transactions are at arm’s-length and the charges we pay for such goods, equipment and services are competitive with the charges and fees of other companies providing oilfield goods, equipment and services to the oil and gas exploration and production industry.

Compensation Committee Report on Executive Compensation

The Compensation Committee oversees the administration of compensation programs applicable to all of Spinnaker’s employees, including the executive officers. Executive compensation is reviewed and approved annually by the Compensation Committee.

The Compensation Committee seeks to encourage growth in Spinnaker’s oil and gas reserves and cash flow and to enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain committed, highly qualified personnel. To achieve those goals, the Compensation Committee believes that the compensation of all employees, including executive officers, should include the following components:

•	A base salary that is competitive with compensation offered by other oil and gas exploration and production enterprises similar to Spinnaker;

•	Annual incentive compensation, based on Spinnaker’s performance and profitability, to reward achievement of objectives, individual responsibility and productivity, high quality work and impact on the results; and

•	Case-specific compensation plans to accommodate individual circumstances or non-recurring situations as required.

Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation paid to its chief executive officer or four other most highly compensated executive officers if the compensation of any such officers exceeds $1.0 million in a particular year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. A portion of our compensation is performance-based. The Compensation Committee has structured portions of the performance-based compensation, including certain stock option grants, in a manner that excludes such compensation from the deduction limit.

The Compensation Committee has not intended and does not currently intend to award compensation to any executive officer that would exceed the deduction limit of Section 162(m), but no assurance can be given that such limit will not be exceeded. In connection with its policies relating to executive compensation, the Compensation Committee considered the implications of Section 162(m) along with the various other factors described elsewhere in this report in making its executive compensation determinations in 2004.

Company Performance.    Spinnaker’s financial performance in 2004 improved over 2003 results as follows:

•	Revenues increased $46.0 million, or 20%, to a record $272.9 million;

•	Income from operations increased $22.1 million, or 35%, to $85.3 million; and

•	Net income increased $17.3 million, or 47%, to $53.9 million, or $1.55 per diluted share.

Spinnaker’s operating results in 2004 compared to 2003 included the following:

•	Production decreased approximately 2.8 billion cubic feet of gas equivalent (“Bcfe”), or 6%, to 46.2 Bcfe;

•	Proved reserves decreased 25.9 Bcfe, or 8%, to 306.7 Bcfe; and

•	Reserve replacement was approximately 44% of 2004 production compared to reserve replacement of approximately 118% of 2003 production.

Executive Compensation.    Before taking the actions described in this report, the Compensation Committee thoroughly reviewed and discussed the financial and operating results. A summary of the indicators deemed particularly relevant by the Compensation Committee are presented above. Specific actions taken by the Compensation Committee regarding executive compensation are summarized below.

Base salary.    The Compensation Committee evaluated peer group information in setting base salary levels. Annual salary adjustments for the executive group are based on general levels of market salary increases, individual performance and overall financial and operating results, without any specific relative weight assigned to any of these factors.

Incentive Bonus.    Awards granted to the named executive officers in February 2005 for the 2004 performance period are presented under “Bonus” in the Summary Compensation Table. Such awards were based on level of responsibility, performance and on individual productivity, quality of work and impact on results. The Compensation Committee established awards for each executive after reviewing the recommendations of the Chief Executive Officer.

Stock Option Awards.    In February 2004, the Compensation Committee granted options to purchase 40,000, 20,000, 20,000, 20,000 and 20,000 shares of common stock to Messrs. Jarvis, Griffiths, Snell, Broussard and Zaruba, respectively, to provide incentive with respect to future performance. Additionally, these awards have a meaningful retention component since 20% vest on the grant date and on each succeeding anniversary of the grant date.

401(k) Plan.    Under the 401(k) Plan, eligible employees may defer the maximum income allowed under current tax law. Salary deferrals are 100% vested, and Spinnaker matches 100% of each participant’s contributions, up to 6% of the participant’s annual base salary, with common stock.

Chief Executive Officer Compensation.    As described above, the Compensation Committee’s executive compensation philosophy, including compensation of the Chief Executive Officer, is a competitive base salary and incentive compensation based upon performance. Specific actions taken by the Compensation Committee regarding Mr. Jarvis’ compensation are summarized below.

Base Salary.    The Compensation Committee increased Mr. Jarvis’ salary from $437,750 in 2003 to $460,000 effective February 16, 2004. Mr. Jarvis’ salary was increased 3.5% to $476,100 effective February 16, 2005. The Compensation Committee considered Spinnaker’s financial and operating results for 2003 and 2004 and the compensation received by chief executive officers of comparable companies in the oil and gas exploration and production industry.

Incentive Bonus.    The Compensation Committee approved a bonus of $161,000 to Mr. Jarvis for 2004, which was paid in February 2005. This award was based upon Spinnaker’s performance and his impact on the results in 2004.

Stock Option Awards.    In February 2004, the Compensation Committee granted options to purchase 40,000 shares of common stock to Mr. Jarvis. The options have an exercise price of $37.08, representing 105% of the fair market value of the common stock on the grant date, have a term of five years and vest 20% on the grant date and on each succeeding anniversary of the grant date.

This report is submitted on behalf of the Compensation Committee.

Jeffrey A. Harris, Chairman

Sheldon R. Erikson

Michael E. Wiley

Report of the Audit Committee

The Audit Committee is comprised of three directors, each of whom has been determined to be independent in accordance with the requirements of the rules and regulations of the Commission promulgated under the Exchange Act and the New York Stock Exchange listing standards.

Management is responsible for Spinnaker’s financial reporting process and systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, the independence and performance of the Company’s independent auditors and internal audit function. The Audit Committee’s specific responsibilities are set forth in the Audit Committee Charter.

The Audit Committee has reviewed and discussed with Spinnaker’s management and KPMG LLP, the Company’s independent auditors, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with KPMG LLP such independent auditors’ independence. The Audit Committee has also considered whether the provision of non-audit services to Spinnaker by KPMG LLP is compatible with maintaining their independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 to be filed with the Commission.

This report is submitted on behalf of the Audit Committee.

Michael E. McMahon, Chairman

Michael E. Wiley

Walter R. Arnheim

Audit Fees Summary

KPMG LLP provided services to Spinnaker in the following categories and amounts in 2004 and 2003:

	2004	2003
Audit Fees (1)	$615,000	$227,500
Audit-Related Fees (2)	—	7,500
Tax Fees (3)	60,985	51,920
All Other Fees	—	—

(1)	Relates to annual consolidated financial statement audit fees of $255,000 and Sarbanes-Oxley Section 404 certification fees of $360,000 in 2004 and annual consolidated financial statement audit fees of $227,500 in 2003.

(2)	Relates to a review of our Form S-8 filing on May 21, 2003.

(3)	Relates primarily to federal and state income tax filings.

The Audit Committee is responsible for pre-approving all audit services and all permitted non-audit services, including tax services, to be performed by the independent auditors. The Audit Committee has delegated pre-approval authority for audit or permitted non-audit services of less than $5,000 to the Chairman of the Audit Committee, whose decisions are presented to the full Audit Committee at its next scheduled meeting. All fees were pre-approved by the full Audit Committee in 2004 and 2003.

Stockholder Return Performance Presentation

As required by applicable rules of the Commission, the performance graph shown below was prepared based upon the following assumptions:

1.	$100 was invested in each of our common stock, the S&P 500 Index and the Peer Group (as defined below) on December 31, 1999 at the closing price on such date.

2.	The Peer Group investment is weighted based on the market capitalization of each individual company within the applicable peer group at the beginning of the period and each year.

3.	Dividends are reinvested on the ex-dividend dates.

The industry peer group (“Peer Group”) is comprised of the following: Forest Oil Corp., The Houston Exploration Company, Newfield Exploration Company, Noble Energy, Inc., Pogo Producing Company, Stone Energy Corporation and Remington Oil and Gas Corporation. Westport Resources Corporation was included in the Peer Group in the prior year; however, it was acquired by another company in 2004. We added Remington Oil and Gas Corporation to our Peer Group to replace Westport Resources Corporation.

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
Spinnaker	$100.00	$300.88	$291.40	$156.10	$228.46	$248.27
S&P 500 Index	$100.00	$90.90	$80.10	$62.39	$80.29	$89.02
Peer Group	$100.00	$181.98	$142.77	$150.29	$182.12	$224.54

The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Definitive Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that we specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such Acts.

There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the performance graph. We will not make or endorse any predictions as to future stock performance.

APPROVAL OF THE SPINNAKER EXPLORATION COMPANY 2005 STOCK INCENTIVE PLAN

(Proposal Two)

General

At the Annual Meeting, stockholders will be asked to approve the adoption of the Spinnaker Exploration Company 2005 Stock Incentive Plan (the “2005 Plan”). A copy of the 2005 Plan is attached hereto as Appendix A. As of March 11, 2005, an aggregate of 130,738 shares of our common stock were available for grant pursuant to all of our employee stock plans. The 2005 Plan differs from prior plans as follows:

•	The total number of shares of common stock reserved and available for delivery in connection with options may not exceed 275,000 shares. At this time, no shares are available to be used for restricted stock.

•	Awards may include incentive stock options, options which do not constitute incentive stock options and, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, restricted stock as is best suited to the circumstances of the particular individual.

•	The term of each stock option may not exceed a period of seven years.

•	No option may be repriced, replaced, regranted through cancellation or modified without stockholder approval, except in connection with a change in our capitalization, if the effect would be to reduce the exercise price for the shares underlying such option.

•	Common stock subject to an award under the 2005 Plan that expires or is canceled, forfeited or settled in cash, or otherwise terminated without the delivery of shares to an award holder will not be again available for awards under the 2005 Plan.

•	The exercise price shall not be less than 105% of the fair market value per share of common stock on the date of grant of the option.

•	The maximum number of shares of common stock that may be granted to any one individual during any fiscal year may not exceed 250,000 shares of common stock with respect to stock options and, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, 100,000 shares of common stock with respect to restricted stock, subject to adjustment in the event of the recapitalization or reorganization or other change of our capital structure.

The Compensation Committee of the Board of Directors unanimously adopted the 2005 Plan on March 30, 2005, subject to stockholder approval at the Annual Meeting. If the stockholders do not approve the 2005 Plan at the Annual Meeting, then no awards will be granted under the 2005 Plan. The following description of certain features of the 2005 Plan is qualified in its entirety by reference to the 2005 Plan which is attached to this Proxy Statement as Appendix A. Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the common stock present, or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention or a broker non-vote would have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE SPINNAKER EXPLORATION COMPANY 2005 STOCK INCENTIVE PLAN.

Purpose

The purpose of the 2005 Plan is to provide a means through which we may attract and retain able persons as employees, directors and consultants and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to our welfare are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of our common stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the 2005 Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the 2005 Plan provides for granting incentive stock options and options which do not constitute incentive stock options as is best suited to the circumstances of the particular individual. Although the 2005 Plan contains provisions regarding restricted stock awards, no restricted stock awards may be granted under the 2005 Plan unless the 2005 Plan is later amended to allow for the grant of restricted stock awards and such amendment is approved by our stockholders.

Effective Date and Duration

The 2005 Plan was adopted by the Compensation Committee effective March 30, 2005, subject to approval by our stockholders. No awards may be granted under the 2005 Plan after March 30, 2010. The 2005 Plan shall remain in effect until all options granted under the 2005 Plan expire, are exercised or are forfeited and, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, all restricted stock awards granted under the 2005 Plan become non-forfeitable or are forfeited.

Administration

The 2005 Plan shall be administered by the Compensation Committee, except to the extent the Board of Directors elects to administer the 2005 Plan. Subject to the express provisions of the 2005 Plan, the Compensation Committee shall have authority, in its sole and absolute discretion, to make such determinations, perform such acts and exercise such power and authority necessary or advisable to administer the 2005 Plan.

Shares Subject to the 2005 Plan and Award Limits

Subject to adjustment in the event of the recapitalization or reorganization or other change in our capital structure, the aggregate number of shares of common stock that may be issued under the 2005 Plan shall not exceed 275,000 shares. To the extent that an award lapses or the rights of its holder terminate, any shares of common stock subject to such award shall not again be available for granting by the Compensation Committee under the 2005 Plan. Notwithstanding any provision in the 2005 Plan to the contrary, the maximum number of shares of common stock that may be granted to any one individual during any fiscal year may not exceed 250,000 shares of common stock with respect to stock options and, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, 100,000 shares of common stock with respect to restricted stock, subject to adjustment in the event of the recapitalization or reorganization or other change of our capital structure. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of section 162(m) of the Code.

Option Grants and Restricted Stock Awards

The Compensation Committee may from time to time grant options or, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, award restricted stock to one or more employees, directors and consultants determined by it to be eligible for participation in the 2005 Plan in accordance with the terms of the 2005 Plan. Currently, there are 80 employees, six directors and two contractors to whom the Compensation Committee may grant awards under the 2005 Plan.

Eligibility

Awards may be granted only to persons who, at the time of grant, are employees, directors or consultants. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the 2005 Plan. An award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the 2005 Plan, such award may include incentive stock options, options which do not constitute incentive stock options and, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, restricted stock as is best suited to the circumstances of the particular individual.

Stock Options

The term of each option shall be as specified by the Compensation Committee, but in any case may not exceed a period of seven years. The Compensation Committee shall determine the time or times at which or the circumstances under which an option may be exercised in whole or in part, including based on future service requirements, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, common stock, other options or awards granted under our other plans, or other property, including notes or other contractual obligations of persons who have been granted an option to make payment on a deferred basis, and the methods by or forms in which common stock will be delivered or deemed to be delivered to such persons. In the case of an exercise whereby the exercise price is paid with common stock, such common stock shall be valued as of the date of exercise.

Each option shall be evidenced by an option agreement in such form and containing such provisions consistent with the provisions of the 2005 Plan. Each option agreement shall specify the effect of termination of employment or membership on the Board of Directors, as applicable, on the exercisability of the option. An option agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of common stock, plus cash if necessary, having a fair market value equal to such option price. Moreover, an option agreement may provide for a “cashless exercise” of the option by establishing procedures satisfactory to the Compensation Committee with respect thereto. Subject to the consent of the holder, the Compensation Committee may, in its sole discretion, amend an outstanding option agreement from time to time in any manner that is not inconsistent with the provisions of the 2005 Plan; provided, however, that the Compensation Committee may not, without approval of our stockholders, amend any outstanding option agreement to lower the option price or cancel and replace any outstanding option agreements with option agreements having a lower option price.

The price at which a share of common stock may be purchased upon exercise of an option shall be determined by the Compensation Committee but, subject to adjustment as provided in the 2005 Plan, such purchase price shall not be less than 105% of the fair market value of a share of our common stock on the date such option is granted. As of March 30, 2005, the last reported sales price of our common stock was $34.17. The option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Compensation Committee. The purchase price of the option or portion thereof shall be paid in full in the manner prescribed by the Compensation Committee.

Restricted Stock Awards

If the 2005 Plan is subsequently amended to provide for the award of restricted stock, then shares of common stock that are the subject of a restricted stock award will be subject to restrictions on transferability, risk of forfeiture and other restrictions. These restrictions may lapse separately or in combination as the Compensation Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the 2005 Plan and any restricted stock agreement, a holder will have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon. During the restriction period applicable to the restricted stock, the restricted stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the holder. Upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and reacquired by the Company; provided that the Compensation Committee may provide in an individual restricted stock award agreement that the restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes. The Compensation Committee may waive in whole or in part the forfeiture of restricted stock.

Restricted stock granted under the 2005 Plan may be evidenced in such manner as the Committee shall determine (i.e. by certificates or otherwise). As a condition to the award of restricted stock, the Compensation Committee may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock. Stock distributed in connection with a stock split or stock dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed. The right of an individual to receive a grant or settlement of a restricted stock award may be subject to such performance conditions as may be specified by the Compensation Committee. The performance conditions implemented by the Compensation Committee will be based on one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria): (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets, return on assets, return on investment, return on capital, or return on equity; (vi) economic value added; (vii) operating margin or contribution margin; (viii) net income; net income per share; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (ix) total stockholder return; (x) debt reduction; (xi) cash flow; or cash flow per share; and (xii) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies, including the group selected by the Company for purposes of the stock performance graph contained in this Proxy Statement. The Compensation Committee may exercise its discretion to reduce the amounts payable under a restricted stock award subject to performance conditions, with certain limitations.

Recapitalization or Reorganization

The existence of the 2005 Plan and the options and, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, restricted stock granted thereunder shall not affect in any way the right or power of the Board of Directors or our stockholders to make or authorize any adjustment, recapitalization, reorganization or other change in our capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting our common stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of our assets or business or any other corporate act or proceeding.

The shares of common stock with respect to which options may be granted are shares of common stock as presently constituted, but if, and whenever, prior to the expiration of an option theretofore granted, we shall effect a subdivision or consolidation of shares of common stock or the payment of a stock dividend on common stock without receipt of consideration by the Company, the number of shares of common stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares of common stock shall be proportionately increased, and the purchase price per share of common stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares of common stock shall be proportionately reduced, and the purchase price per share of common stock shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

If we recapitalize, reclassify our capital stock or otherwise change our capital structure (“Recapitalization”), the number and class of shares of our common stock covered by an option or restricted stock, if any, theretofore granted shall be adjusted so that such option or restricted stock, if any, shall thereafter cover the number and class of shares of capital stock and securities to which the holder would have been entitled pursuant to the terms of the Recapitalization if, immediately prior to the Recapitalization, the holder had been the holder of record of the number of shares of our common stock then covered by such option.

In the event of changes in our outstanding common stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of our common stock occurring after the date of the grant of any award and not otherwise provided for by the 2005 Plan, such award and any agreement evidencing such award shall be subject to adjustment by the Compensation Committee at its discretion as to the number and price of shares of our common stock or other consideration subject to such award. In the event of any such change in our outstanding common stock or distribution to the holders of common stock, the aggregate number of shares available under the 2005 Plan and the maximum number of shares that may be subject to awards granted to any one individual shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive.

In connection with certain mergers and other events, the 2005 Plan provides that outstanding options shall immediately vest and become exercisable or satisfiable, as applicable, and any such option shall continue to be exercisable for the remainder of the applicable option term unless the Compensation Committee has determined, in its sole discretion, to take other actions specified in the 2005 Plan. With respect to any restricted stock awards outstanding at the time of a merger and other events, if the 2005 Plan is later amended to provide for the grant of restricted stock awards, the Compensation Committee will also fully vest any or all stock awarded to the holder and, upon such vesting, all restrictions shall terminate as of such date.

Amendment and Termination of the 2005 Plan

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Plan or the Compensation Committee’s authority to grant awards under the 2005 Plan without the consent of stockholders or a person who has been granted an award under the 2005 Plan, except that any amendment or alteration to the 2005 Plan, including any increase in any share limitation, shall be subject to the approval of our stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.

Federal Income Tax Consequences

“Nonqualified” stock options granted under the 2005 Plan are not intended to, and do not qualify for, the favorable tax treatment available to “incentive” stock options under Section 422 of the Code. Generally, no income is taxable to the holder of an option upon the grant of a nonqualified stock option, and we are not entitled to any deduction. When a nonqualified stock option is exercised, the holder of an option generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. Subject to certain limitations on compensation in excess of $1.0 million set forth in Section 162(m) of the Code, we will receive a deduction equal to the amount of compensation the holder of an option is required to recognize as ordinary income if we comply with applicable federal withholding requirements.

“Incentive” stock options granted under the 2005 Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, a holder of an option realizes no taxable income when an incentive stock option is granted. Further, the holder of an option generally will not realize any taxable income when the incentive stock option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. We ordinarily are not entitled to any deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the holder of an option if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

In general, a holder of a restricted stock award will recognize ordinary compensation income as a result of the receipt of shares pursuant to the restricted stock award in an amount equal to the fair market value of the shares when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the holder will recognize ordinary compensation income in an amount equal to the fair market value of the shares (i) when the stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where the holder does not make a valid election under Section 83(b) of the Code or (ii) when the shares are received in cases where the holder makes a valid election under Section 83(b) of the Code. Dividends that are received by the holder of the restricted stock award prior to the time that the shares are taxed to the holder under the rules described above are taxed as additional compensation, not as dividend income. The tax basis in the shares received by the holder will equal the amount recognized by him as compensation income under the rules described above, and the holder’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. Subject to certain limitations on compensation in excess of $1.0 million set forth in Section 162(m) of the Code, we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the holder of the restricted stock award under the foregoing rules.

Certain provisions in the 2005 Plan provide for the acceleration of the time at which awards then outstanding may be exercised or become non-forfeitable, as applicable. Such acceleration may constitute “parachute payments” which, when aggregated with certain other payments received by an individual, could result in the individual receiving “excess parachute payments.” We would not be allowed a deduction for any excess parachute payments and the recipient of the payments would be subject to a nondeductible 20% excise tax on such payments in addition to income tax otherwise owed with respect to such payment.

Miscellaneous

Neither the adoption of the 2005 Plan nor any action of the Board of Directors or of the Compensation Committee shall be deemed to give an employee, director or consultant any right to be granted an option, awarded restricted stock or any other rights hereunder except as may be evidenced by an option or restricted stock agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The 2005 Plan shall be unfunded. We shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of our obligations under any award.

Benefits Under the 2005 Plan

The awards, if any, that will be granted to eligible persons under the 2005 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal Three)

The Audit Committee, under the authority granted to it by the Board of Directors, appointed KPMG LLP as our independent auditors to audit the consolidated financial statements for the year ending December 31, 2005.

Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention would have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THIS APPOINTMENT.

The Audit Committee annually considers and selects our independent auditors. In the event the appointment is not ratified, the Audit Committee will consider the appointment of other independent auditors. The Audit Committee may terminate the appointment of KPMG LLP as our independent auditors without the approval of our stockholders whenever the Audit Committee deems such termination necessary or appropriate. A representative of KPMG LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

OTHER MATTERS

The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournments(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Any stockholder who wishes to submit a proposal for inclusion in the proxy material for our 2006 Annual Meeting of Stockholders must forward such proposal to our Secretary at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than December 1, 2005.

In addition, our bylaws provide that only such business as is properly brought before the Annual Meeting will be conducted. For business to be properly brought before the meeting or for nominations of persons for election to the Board of Directors to be properly made at the Annual Meeting by a stockholder, notice must be received by our Secretary at the address indicated on the cover page not earlier than January 3, 2006 and not later than February 2, 2006. On request, our Secretary will provide detailed instructions for submitting proposals or nominations.

By Order of the Board of Directors

Robert M. Snell

Secretary

March 31, 2005

Appendix A

SPINNAKER EXPLORATION COMPANY

2005 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

1. Purpose	A-1
2. Definitions	A-1
3. Administration	A-3
(a) Authority of the Committee	A-3
(b) Manner of Exercise of Committee Authority	A-4
(c) Limitation of Liability	A-4
4. Stock Subject to Plan	A-4
(a) Overall Number of Shares Available for Delivery	A-4
(b) Application of Limitation to Grants of Awards	A-4
(c) Availability of Shares Not Delivered Under Awards	A-4
(d) Stock Offered	A-5
5. Eligibility; Per Person Award Limitations	A-5
6. Specific Terms of Awards	A-5
(a) General	A-5
(b) Options	A-5
(c) Restricted Stock	A-6
7. Certain Provisions Applicable to Awards	A-6
(a) Stand-Alone and Additional Awards	A-6
(b) Term of Awards	A-7
(c) Form and Timing of Payment under Awards; Deferrals	A-7
(d) Exemptions from Section 16(b) Liability	A-7
(e) Non-Competition Agreement	A-7
8. Performance Awards	A-7
(a) Performance Conditions	A-7
(b) Performance Awards Granted to Designated Covered Employees	A-7
(c) Written Determinations	A-8
(d) Status of Section 8(b) Awards under Section 162(m) of the Code	A-9
9. Recapitalization or Reorganization	A-9
(a) Existence of Plans and Awards	A-9
(b) Subdivision or Consolidation of Shares	A-9
(c) Recapitalizations and Corporate Changes	A-10
(d) Change in Control	A-10
(e) Additional Issuances	A-11
(f) Restricted Stock Awards	A-11
10. General Provisions	A-11
(a) Transferability	A-11
(b) Taxes	A-12
(c) Changes to this Plan and Awards	A-12
(d) Limitation on Rights Conferred Under Plan	A-12
(e) Unfunded Status of Awards	A-13
(f) Nonexclusivity of this Plan	A-13
(g) Payments in the Event of Forfeitures; Fractional Shares	A-13
(h) Severability	A-13
(i) Governing Law	A-13
(j) Conditions to Delivery of Stock	A-13
(k) Plan Effective Date and Stockholder Approval	A-14
(l) Term of Plan	A-14

i

SPINNAKER EXPLORATION COMPANY

2005 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Spinnaker Exploration Company 2005 Stock Incentive Plan (the “Plan”) is to provide a means through which Spinnaker Exploration Company, a Delaware corporation (the “Company”), and its subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, and Restricted Stock Awards as is best suited to the circumstances of the particular individual as provided herein.

2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a) “Award” means any Option or Restricted Stock Award granted to a Participant under this Plan.

(b) “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(c) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(d) “Board” means the Company’s Board of Directors.

(e) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(g) “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

(h) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(d) of this Plan.

(i) “Effective Date” means March 30, 2005.

(j) “Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(l) “Fair Market Value” means, for a particular day:

(i) if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the mean of the high and the low reported sales price, regular way, on the composite tape of that exchange on that Business Day or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sales price, regular way, on the composite tape of that exchange on the last Business Day before the date in question; or

(ii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. (“NASDAQ”) National Market System as of the date of determining the Fair Market Value, then the last reported sales price so reported on that Business Day or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sales price so reported on the last Business Day before the date in question; or

(iii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that Business Day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last Business Day before the date in question; or

(iv) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(v) if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Committee determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

(m) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(n) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(o) “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(p) “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

(q) “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(r) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Treasury regulation 1.162-27 promulgated pursuant to section 162(m) of the Code.

(s) “Restricted Stock” means Stock granted to a Participant under Section 6(c) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(t) “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

(u) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(v) “Stock” means the Company’s Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

(w) “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

3. Administration.

(a) Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option or the restriction period applicable to any Restricted Stock Award; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any

Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

(c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Options under this Plan shall not exceed 275,000 shares of Stock. Unless amended to the contrary, and whereby such amendment is approved by the stockholders of the Company, no Restricted Stock Awards may be granted pursuant to the Plan.

(b) Application of Limitation to Grants of Awards. No Award may be granted if (i) the number of shares of Stock to be delivered in connection with such Award, or the number of shares to which such Award relates exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered Under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the

Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award shall not again be available for Awards under this Plan.

(d) Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

5. Eligibility; Per Person Award Limitations.

Awards may be granted under this Plan only to Eligible Persons. In each fiscal year of the Company, during any part of which this Plan is in effect, a Covered Employee may not be granted Restricted Stock Awards, if the grant of Restricted Stock Awards is approved by the stockholders of the Company in an amendment to the Plan, relating to more than 100,000 shares of Stock or Options relating to more than 250,000 shares of Stock, in either case subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 105% of the Fair Market Value per share of the Stock on the date of grant of the Option.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

(iii) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock option is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(c) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone and Additional Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of seven years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. Any such deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transactions by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

(e) Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its subsidiaries for a period after the termination of such Participant’s employment with the Company and its Subsidiaries as determined by the Committee.

8. Performance Awards.

(a) Performance Conditions. The right of a Participant to receive a grant or settlement of a Restricted Stock Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under a Restricted Stock Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify under section 162(m) of the Code.

(b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business and Individual Performance Criteria

(A) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; net income per share; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; (11) cash flow; or cash flow per share; and (12) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

(B) Individual Performance Criteria. The grant and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

(v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of a Performance Award.

(c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b) shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards.

(d) Status of Section 8(b) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards under Section 8(b) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. Recapitalization or Reorganization.

(a) Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise as determined in the sole discretion of the Committee) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

(iv) Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

(c) Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of capital stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company merges with or into any entity or is a party to a consolidation, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other Person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any Person or entity, including a “group” as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of member of the Board (“Directors”), the persons who were Directors before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a “Corporate Change”), no later than (x) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) thirty days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which alternatives may vary among individual holders and which may vary among Options held by any individual holder: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (B) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel each such Option and pay or cause to be paid to each holder the securities or other property (including, without limitation, cash) referred to in clause (D) below with respect to the shares of Stock subject to such Option in exchange for payment by such holder of the exercise price(s) under such Option for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (D) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder had been the holder of record of the number of shares of Stock then covered by such Option.

(d) Change in Control. Notwithstanding any provision of the Plan to the contrary, if (1) the Company is involved in a merger or consolidation and, immediately after giving effect to such merger or consolidation, less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting entity and of the parent company of the surviving or resulting entity, if any, is then “beneficially owned” (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation or (2) any person or entity, including a “group” as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power) other than as a result of a merger or consolidation in which 50% or more of the total voting power of the outstanding voting stock of the parent company of the surviving or resulting entity is beneficially owned in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation, then, except as provided in any Option or Restricted Stock Award agreement, (I) outstanding Options and Restricted Stock Awards shall immediately vest and become exercisable or satisfiable, as applicable, and (II) any such Option shall continue to be exercisable for the remainder of the applicable Option term unless the Committee has determined, in its sole discretion, to take the action described in clause (A) or (B) above with respect to such Option. The provisions contained in this Section 7(c) shall not terminate any rights of the holder to further payments pursuant to any other agreement with the Company following a Corporate Change.

(e) Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(f) Restricted Stock Awards. Without limiting the applicability of Section 9(d), with respect to any Restricted Stock Awards outstanding at the time a Corporate Change occurs, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Stock awarded to the holder pursuant to such Restricted Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Section 9(f) may vary among individual holders and may vary among the Restricted Stock Awards held by any individual holder.

10. General Provisions.

(a) Transferability.

(i) Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, or authorize all or a portion of such Options to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any Person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these Persons have more than 50% of the beneficial interest, a foundation in which these Persons (or the Participant) control the management of assets, and any other entity in which these Persons (or the Participant) own more than 50% of the voting interests (collectively, “Permitted Transferees”); provided further that, (A) there may be no consideration for any such transfer and (B) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder. Agreements evidencing Options with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

(ii) Qualified Domestic Relations Orders. An Option or Restricted Stock Award may be transferred, to a Permitted Transferee, pursuant to a qualified domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii) Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Options and Restricted Stock Awards shall not be transferable other than by will or the laws of descent and distribution.

Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

(iv) Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Award shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v) Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

(b) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(c) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

(d) Limitation on Rights Conferred Under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(e) Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

(f) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(g) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h) Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(i) Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

(j) Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or at the time of any grant of a Restricted Stock Award, the Company may, as a condition precedent to the exercise of such Option or vesting of any Restricted Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

(k) Plan Effective Date and Stockholder Approval. This Plan was adopted by the Compensation Committee of the Board on March 30, 2005, subject to approval by the stockholders of the Company.

(l) Term of Plan. No Awards may be granted under the Plan after the fifth anniversary of the Effective Date. The Plan shall remain in effect until the later of (i) the date all Options granted under the Plan expire, are exercised or are forfeited, and (ii) the date all Restricted Stock Awards granted under the Plan become non-forfeitable or are forfeited.

Proxy – Spinnaker Exploration Company

Proxy for Annual Meeting of Stockholders – May 4, 2005

This Proxy is Solicited on Behalf of the Spinnaker Exploration Company Board of Directors

The undersigned hereby appoints Roger L. Jarvis, Robert M. Snell and Jeffrey C. Zaruba, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Spinnaker Exploration Company Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Spinnaker Exploration Company to be held in Houston, Texas, on Wednesday, May 4, 2005 at 9:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE (PROPOSAL 1), “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

(CONTINUED AND TO BE SIGNED ON OTHER SIDE)

Spinnaker Exploration Company

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1.	The Board of Directors recommends a vote “FOR” the listed nominees.

	For	Withhold
01 – Roger L. Jarvis	☐	☐
02 – Howard H. Newman	☐	☐
03 – Jeffrey A. Harris	☐	☐
04 – Michael E. McMahon	☐	☐
05 – Sheldon R. Erikson	☐	☐
06 – Michael E. Wiley	☐	☐
07 – Walter R. Arnheim	☐	☐

B	Issues

The Board of Directors recommends a vote “FOR” each of the following proposals.

		For	Against	Abstain
2.	TO APPROVE THE SPINNAKER EXPLORATION COMPANY 2005 STOCK INCENTIVE PLAN	☐	☐	☐

3.	TO RATIFY SELECTION OF INDEPENDENT AUDITORS	☐	☐	☐

C. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 – Please keep signature within the box __________________________________________________________________
Signature 2 – Please keep signature within the box __________________________________________________________________
Date	(mm/dd/yyyy) / /